Exhibit 10.4
EXECUTION VERSION
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
Dated as of October 21, 2011

among

WESTWOOD ONE, INC.,
Each Grantor
From Time to Time Party Hereto
and
CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent and Collateral Agent

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TABLE OF CONTENTS
(Continued)

Page

Section 5.6 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper	14
Section 5.7 Intellectual Property	14
Section 5.8 Notices	15
Section 5.9 Notice of Commercial Tort Claims	16
Section 5.10 Deposit and Securities Accounts	16
Section 5.11 Compliance with Credit Agreement	16

ARTICLE VI REMEDIAL PROVISIONS	16

Section 6.1 Code and Other Remedies	16
Section 6.2 Accounts and Payments in Respect of General Intangibles	20
Section 6.3 Pledged Collateral	21
Section 6.4 Proceeds to be Turned over to and Held by Administrative Agent	22
Section 6.5 Registration Rights	22
Section 6.6 Deficiency	23
Section 6.7 FCC Licenses	23

ARTICLE VII THE ADMINISTRATIVE AGENT	25

Section 7.1 Administrative Agent’s Appointment as Attorney-in-Fact	25
Section 7.2 Authorization to File Financing Statements	27
Section 7.3 Authority of Administrative Agent	27
Section 7.4 Duty; Obligations and Liabilities	27

ARTICLE VIII MISCELLANEOUS	28

Section 8.1 Reinstatement	28
Section 8.2 Release of Collateral	29
Section 8.3 Independent Obligations	29
Section 8.4 No Waiver by Course of Conduct	29
Section 8.5 Amendments in Writing	30
Section 8.6 Additional Grantors; Additional Pledged Collateral	30
Section 8.7 Notices	30
Section 8.8 Successors and Assigns	30
Section 8.9 Counterparts	30
Section 8.10 Severability	30
Section 8.11 Governing Law	31
Section 8.12 WAIVER OF JURY TRIAL	31
Section 8.13 Subordination of Intercompany Debt	31
Section 8.14 Intercreditor Agreement	32

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TABLE OF CONTENTS
(Continued)
ANNEXES AND SCHEDULES

Annex 1	Form of Pledge Amendment
Annex 2	Form of Joinder Agreement
Annex 3	Form of Intellectual Property Security Agreement

Schedule 1	Commercial Tort Claims
Schedule 2	Filings
Schedule 3	Jurisdiction of Organization; Chief Executive Office
Schedule 4	Securities and Deposit Accounts
Schedule 5	Location of Inventory and Equipment
Schedule 6	Pledged Collateral
Schedule 7	Intellectual Property

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SECOND LIEN GUARANTY AND SECURITY AGREEMENT, dated as of October 21, 2011, by Westwood One, Inc. (the “Borrower”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 8.6 (together with the Borrower, the “Grantors”), in favor of Cortland Capital Market Services LLC (“Cortland”), as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders and each other Secured Party (each as defined in the Credit Agreement referred to below).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement dated as of October 21, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto, Cortland, as administrative agent and collateral agent for the Lenders and Macquarie Capital (USA) Inc., as syndication agent (in such capacity, together with its successors and permitted assigns, the “Syndication Agent” and, together with the Administrative Agent, the “Agents” and each, individually, an “Agent”), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, each Grantor (other than the Borrower) has agreed to guaranty the Obligations (as defined in the Credit Agreement) of the Borrower;
WHEREAS, each Grantor has agreed to grant security interests in the Collateral to secure the Obligations;
WHEREAS, each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit provided under the Credit Agreement; and
WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligation of the Lenders to make their extensions of credit thereunder to the Borrower that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;
NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Administrative Agent and the Syndication Agent to enter into the Credit Agreement and to induce the Lenders to make their extensions of credit thereunder to the Borrower, each Grantor hereby agrees with the Administrative Agent as follows:
ARTICLE I
DEFINED TERMS
Section 1.1 Definitions. (a) Capitalized terms used herein without definition are used as defined in the Credit Agreement.
(b) The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “account”, “account debtor”, “as-extracted collateral”, “certificated security”, “chattel paper”, “commercial tort claim”, “commodity contract”, “deposit account”, “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangible”, “goods”, “health-care-insurance receivable”, “instruments”, “inventory”, “investment property”, “letter-of-credit right”, “proceeds”, “record”, “securities account”, “security”, “supporting obligation” and “tangible chattel paper”.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(c) The following terms shall have the following meanings:
“Agreement” means this Guaranty and Security Agreement.
“Applicable IP Office” means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.
“Collateral” has the meaning set forth in Section 3.1.
“Communications Act” shall mean the Communications Act of 1934, as amended, inter alia, by the Cable Television Consumer Protection and Competition Act of 1992 and the Telecommunications Act of 1996, or any successor statute thereto, as in effect from time to time.
“Excluded Assets” has the meaning set forth in the Credit Agreement.
“Excluded Equity” has the meaning set forth in the Credit Agreement.
“Guaranteed Obligations” has the meaning set forth in Section 2.1.
“Guarantor” means each Grantor other than the Borrower.
“Guaranty” means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in this Agreement.
“Intercompany Debt” has the meaning set forth in Section 8.13.
“Material Intellectual Property” means Intellectual Property that is owned by or licensed to a Grantor and material to the conduct of any Grantor’s business.
“Pledged Certificated Stock” means all certificated securities and any other Stock or Stock Equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by any Grantor, including all Stock and Stock Equivalents listed on Schedule 6. Pledged Certificated Stock excludes any Excluded Assets and any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by Section 7.11 of the Credit Agreement.
“Pledged Collateral” means, collectively, the Pledged Stock and the Pledged Debt Instruments.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

“Pledged Debt Instruments” means all right, title and interest of any Grantor in instruments evidencing any Indebtedness (other than checks issued or received in the ordinary course of business) owed to such Grantor or other obligations, including all instruments evidencing any Indebtedness described on Schedule 6, issued by the obligors named therein. Pledged Debt Instruments excludes any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by Section 7.11 of the Credit Agreement
“Pledged Investment Property” means any investment property of any Grantor, other than any Pledged Stock or Pledged Debt Instruments. Pledged Investment Property excludes any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by Section 7.11 of the Credit Agreement
“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock.
“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of any Grantor in, to and under any Constituent Document of any partnership or limited liability company to which it is a party, including in each case those interests set forth on Schedule 6, to the extent such interests are not certificated securities under Article 8 of the UCC. Pledged Uncertificated Stock excludes any Excluded Assets and any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by Section 7.11 of the Credit Agreement.
“Secured Obligations” has the meaning set forth in Section 3.2.
“Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing; provided, however, that “Software” does not include “off the shelf” or commercially available software.
“Termination Date” means the date upon which the Guaranteed Obligations (other than contingent indemnification obligations and expense reimbursement Obligations to the extent no claim giving rise thereto has been asserted) have been paid in full and each of the other conditions set forth in clause (b)(iii) of Section 10.10 (Release of Collateral or Guarantors) of the Credit Agreement have been satisfied.
“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of any applicable Requirement of Law, any of the attachment, perfection or priority of the Administrative Agent’s or any other Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

“Vehicles” means all vehicles covered by a certificate of title law of any state.
Section 1.2 Certain Other Terms. (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The terms “herein”, “hereof” and similar terms refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Annex, Schedule, Article, Section or clause refer to the appropriate Annex or Schedule to, or Article, Section or clause in, this Agreement. Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof.
(b) Section 1.5 (Interpretation) of the Credit Agreement is applicable to this Agreement as and to the extent set forth therein.
ARTICLE II
GUARANTY
Section 2.1 Guaranty. To induce the Lenders to make the Term Loans contemplated by the Credit Agreement, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Obligations of the Borrower whether existing on the date hereof or hereinafter incurred or created (the “Guaranteed Obligations”). This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection.
Section 2.2 Limitation of Guaranty. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Requirements of Law) (collectively, “Fraudulent Transfer Laws”). Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.
Section 2.3 Contribution. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Guarantor from the Term Loans and other Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 2.4 Authorization; Other Agreements. The Secured Parties are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following, in each case, subject to compliance with the Loan Documents:
(a) (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document;
(b) apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation in such order as provided in and in accordance with the Loan Documents;
(c) refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation;
(d) (i) Sell, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect, impair or otherwise alter or release any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Collateral to secure any Guaranteed Obligation, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with the Borrower or any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and
(e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.
Section 2.5 Guaranty Absolute and Unconditional. Each Guarantor hereby waives and agrees not to assert any defense (other than defense (i) of payment of the Guaranteed Obligations to the extent of such payment, (ii) with respect to clause (e) below, that an Event of Default does not exist and (iii) that no Obligations are yet due and payable), whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case other than the payment in full of the Guaranteed Obligations to the extent of such payment or as otherwise agreed in writing by the Administrative Agent):
(a) the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from the Borrower or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;
(c) the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral;
(d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;
(e) any foreclosure, whether or not through judicial sale, and any other Sale of any Collateral or any election following the occurrence and during the continuance of an Event of Default by any Secured Party to proceed separately against any Collateral in accordance with such Secured Party’s rights under any applicable Requirement of Law; or
(f) any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries in each case other than the occurrence of the Termination Date.
Section 2.6 Waivers. Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense (other than defense (i) of payment of the Guaranteed Obligations to the extent of such payment, (ii) that no Event of Default exists and (iii) that no Obligations are yet due and payable), setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest, (b) any notice of acceptance, (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor. Until the Termination Date, each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan Document or any payment made thereunder or (y) except to the extent otherwise permitted under Section 8.13, assert any claim, defense, setoff or counterclaim it may have against any other Loan Party or set off any of its obligations to such other Loan Party against obligations of such Loan Party to such Guarantor. No obligation of any Guarantor hereunder shall be discharged other than upon the occurrence of the Termination Date.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 2.7 Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation, and each Guarantor hereby agrees that no Secured Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Secured Party shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.
ARTICLE III
GRANT OF SECURITY INTEREST
Section 3.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:
(a) all accounts, chattel paper, deposit accounts, documents (as defined in the UCC), equipment, general intangibles, instruments, inventory, investment property and any supporting obligations related thereto;
(b) the commercial tort claims described on Schedule 1 and on any supplement thereto received by the Agents pursuant to Section 5.9;
(c) all books and records pertaining to the other property described in this Section 3.1;
(d) all personal property of such Grantor held by any Secured Party, including all such property of every description, in the custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including but not limited to cash;
(e) all other goods (including but not limited to fixtures) and personal property of such Grantor, whether tangible or intangible and wherever located; and
(f) to the extent not otherwise included, all proceeds of the foregoing;
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

provided, however, that “Collateral” shall not include any Excluded Assets; and provided, further, that if and when any property shall cease to be Excluded Assets, such property shall be deemed at all times from and after the date hereof to constitute Collateral until the date, if ever, such property again becomes Excluded Assets.
Section 3.2 Grant of Security Interest in Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
To induce the Lenders, the Administrative Agent and the Syndication Agent to enter into the Loan Documents, each Grantor represents and warrants to each of them each of the following on and as of the Closing Date:
Section 4.1 Title; No Other Liens. Except for the Lien granted to the Administrative Agent pursuant to this Agreement and other Permitted Liens under any Loan Document (including Section 4.2), such Grantor owns or has the right to use each item of the Collateral free and clear of any and all Liens. Such Grantor (a) is the record and beneficial owner of the rights in the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien other than Permitted Liens.
Section 4.2 Perfection and Priority. The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Administrative Agent in all Collateral subject, for the following Collateral, to the occurrence of the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Syndication Agent in completed and duly authorized form), (ii) with respect to any deposit account, securities account or commodities account, the execution of Control Agreements, (iii) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate filings having been made with the Applicable IP Office, (iv) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a Contractual Obligation granting control to the Administrative Agent over such letter-of-credit rights, (v) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Administrative Agent over such electronic chattel paper, (vi) in the case of Vehicles, the actions required under Section 5.1(e), (vii) in the case of real property, the action required by real property law and (viii) such actions as may be required by applicable foreign laws affecting the grant of the security interest in the Pledged Stock of any Subsidiary
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

that is not a domestic Subsidiary. Such security interest shall be prior to all other Liens on the Collateral (except for Customary Permitted Liens having priority over the Administrative Agent’s Lien by operation of law and, until the First Lien Termination Date, Liens granted to secure Indebtedness under the First Lien Loan Documents) upon (i) in the case of all Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, the delivery thereof to the First Lien Agent (if prior to the First Lien Termination Date) or the Administrative Agent (if otherwise) of such Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to the Administrative Agent or in blank, (ii) in the case of all Pledged Investment Property not in certificated form, the execution of Control Agreements with respect to such investment property and (iii) in the case of all other instruments and tangible chattel paper that are not Pledged Certificated Stock, Pledged Debt Instruments or Pledged Investment Property, the delivery thereof to the First Lien Agent (if prior to the First Lien Termination Date) or the Administrative Agent (if otherwise) of such instruments and tangible chattel paper. Except as set forth in this Section 4.2 or unless waived in writing by the Syndication Agent, all actions by each Grantor necessary to perfect the Lien granted hereunder on the Collateral have been duly taken.
Section 4.3 Jurisdiction of Organization; Chief Executive Office. Such Grantor’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 3 and such Schedule 3 also lists all jurisdictions of incorporation, legal names and locations of such Grantor’s chief executive office or sole place of business for the five years preceding the date hereof.
Section 4.4 Locations of Inventory, Equipment and Books and Records. On the Closing Date, such Grantor’s inventory and equipment (other than inventory or equipment in transit or otherwise having an aggregate value of less than $500,000) and books and records concerning the Collateral are kept at the locations listed on Schedule 5.
Section 4.5 Pledged Collateral. (a) The Pledged Stock pledged by such Grantor hereunder (a) is listed on Schedule 6 and constitutes that percentage of the issued and outstanding equity of all classes of each issuer (except for any Joint Venture) thereof as of the date hereof, as set forth on Schedule 6, (b) has been duly authorized, validly issued and is fully paid and nonassessable (other than Pledged Stock in limited liability companies and partnerships) and (c) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms.
(b) As of the Closing Date, all Pledged Collateral (other than Pledged Uncertificated Stock and Pledged Debt Instruments) and all Pledged Investment Property consisting of instruments and certificates have been delivered to the First Lien Agent in accordance with Section 5.3(a).
(c) Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, subject to the notice required in accordance with Section 6.3(a), the Administrative Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Stock, and a transferee or assignee of such Pledged Stock shall become a holder of such Pledged Stock to the same extent as such Grantor and be entitled to participate in the management of the issuer of such Pledged Stock and, upon the transfer of the entire interest of such Grantor, such Grantor shall, by operation of law, cease to be a holder of such Pledged Stock.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 4.6 Instruments and Tangible Chattel Paper Formerly Accounts. No amount payable to such Grantor under or in connection with any account is evidenced by any instrument (other than checks received in the ordinary course of business) or tangible chattel paper that has not been delivered to the First Lien Agent (if prior to the First Lien Termination Date) or the Administrative Agent (if otherwise), properly endorsed for transfer, to the extent delivery is required by Section 5.6(a).
Section 4.7 Intellectual Property. (a) Schedule 7 sets forth, as of the Closing Date, a true and complete list of the following Intellectual Property such Grantor owns or, in the case of material Software, licenses as of the date hereof: (i) Intellectual Property that is registered or subject to applications for registration and (ii) Material Intellectual Property and material Software, separately identifying that owned and licensed, as applicable, to such Grantor and including for each of the foregoing items (1) the owner, (2) the title, (3) the jurisdiction in which such item has been registered or otherwise arises or in which an application for registration has been filed, (4) as applicable, the registration or application number and registration or application date and (5) any IP Licenses or other rights (including franchises) granted by the Grantor with respect thereto.
(b) All Material Intellectual Property owned by such Grantor is valid, in full force and effect, subsisting, unexpired and enforceable, and no Material Intellectual Property has been abandoned. No breach or default of any material IP License shall be caused by the consummation of the transactions contemplated by any Loan Document, and the consummation of the transactions contemplated by the Loan Documents shall not limit or impair the ownership, use, validity or enforceability of, or any rights of such Grantor in, any Material Intellectual Property. There are no pending (or, to the knowledge of such Grantor, threatened) actions, investigations, suits, proceedings, audits, written claims, written demands, orders or written disputes challenging the ownership, use, validity, enforceability of, or such Grantor’s rights in, any Material Intellectual Property of such Grantor. To such Grantor’s knowledge, no Person is infringing, misappropriating, diluting, violating or otherwise impairing, or has infringed, misappropriated, diluted, violated or otherwise impaired, any Intellectual Property of such Grantor. Such Grantor, and to such Grantor’s knowledge each other party thereto, is not in material breach or default of any material IP License.
Section 4.8 Commercial Tort Claims. The only commercial tort claims of any Grantor existing on the Closing Date (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such commercial tort claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims), other than commercial tort claims with a value of less than $1,000,000, are those listed on Schedule 1, which sets forth such information separately for each Grantor.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 4.9 Specific Collateral. None of the Collateral is or is proceeds or products of farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.
Section 4.10 Enforcement. No Permit, other than FCC Licenses, notice to or filing with any Governmental Authority or any other Person or any consent from any Person is required for the exercise by the Administrative Agent of its rights (including, subject to the notice requirements in Section 6.3(a), voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except as may be required in connection with the disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally or any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral.
Section 4.11 Deposit and Securities Accounts. The only deposit and securities accounts of any Grantor as of the Closing Date are those listed on Schedule 4.
Section 4.12 Representations and Warranties of the Credit Agreement. The representations and warranties as to such Grantor and its Subsidiaries made by the Borrower in Article IV (Representations and Warranties) of the Credit Agreement are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on the Closing Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.
ARTICLE V
COVENANTS
Each Grantor agrees with the Lenders, the Administrative Agent and the Syndication Agent to each of the following, as long as any Obligation (other than unasserted contingent indemnification obligations and any unasserted expense reimbursement obligations) remains outstanding and, in each case, unless the Required Lenders otherwise consent in writing:
Section 5.1 Maintenance of Perfected Security Interest; Further Documentation and Consents. (a) [Reserved].
(b) Such Grantor shall (i) maintain the security interest in the Collateral created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and (ii) shall use commercially reasonable efforts to defend such security interest and such priority against the claims and demands of all Persons.
(c) Pursuant to Section 6.1(e) of the Credit Agreement, such Grantor shall furnish to the Agents from time to time statements and schedules further identifying and describing the Collateral and such other documents in connection with the Collateral as the Syndication Agent may reasonably request, all in reasonable detail and in form and substance satisfactory to the Syndication Agent.
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(d) At any time and from time to time, upon the written request of any Agent, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documents, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Requirements of Law) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as any Agent may reasonably request, including (A) using commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Contractual Obligation, including any IP License, constituting Collateral, held by such Grantor and, subject to the Intercreditor Agreement, to enforce the security interests granted hereunder and (B) executing and delivering any Control Agreements with respect to deposit accounts and securities accounts in accordance with Section 7.11 of the Credit Agreement.
(e) If requested by the Syndication Agent, such Grantor shall arrange for the Administrative Agent’s first priority (subject, until the First Lien Termination Date, to the Liens of the First Lien Agent) security interest to be noted on the certificate of title of all Vehicles owned by such Grantor having fair market value of not less than $5,000,000 in the aggregate, and shall execute, deliver and file any other necessary documentation in each jurisdiction that the Syndication Agent shall deem necessary, or shall otherwise reasonably request, to perfect its security interests in any Vehicle.
Section 5.2 Changes in Locations, Name, Etc.(a) Except upon (i) written notice to the Agents as provided below, (ii) delivery to the Agents of all documents reasonably requested by the Syndication Agent to maintain the validity, perfection and priority of the security interests provided for herein and (iii) a written supplement to Schedule 3 or Schedule 5, as applicable, such Grantor shall not do any of the following:
(i) change its jurisdiction of organization, its location, or corporation, limited liability company, partnership or other organizational structure from that referred to in Section 4.3 and listed on Schedule 3 without fifteen (15) days prior written notice to the Agents;
(ii) change its legal name or organizational identification number, if any, from that listed on Schedule 3, other than as set forth on Schedule 3, without written notice to the Agents substantially contemporaneous with such change; or
(iii) permit material inventory or material equipment to be kept at a location other than those listed on Schedule 5, except for inventory or equipment in transit, without written notice to the Agents within ninety (90) days of keeping any material inventory or material equipment at such other location.
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Section 5.3 Pledged Collateral. (a) Delivery of Pledged Collateral. Such Grantor shall (i) deliver to (A) if prior to the First Lien Termination Date, the First Lien Agent or (B) if otherwise, the Administrative Agent, in suitable form for transfer and in form and substance reasonably satisfactory to the Syndication Agent, (A) all Pledged Certificated Stock, (B) all Pledged Debt Instruments with a face value in excess of $500,000 individually or $1,000,000 in the aggregate and (C) all certificates and instruments evidencing Pledged Investment Property, (ii) subject to Section 7.11 of the Credit Agreement, maintain all other Pledged Investment Property in a Controlled Securities Account and (iii) if applicable, promptly deliver to the Agents a written supplement to Schedule 6 evidencing all Pledged Stock acquired and delivered to the First Lien Agent (if prior to the First Lien Termination Date) or the Administrative Agent (if otherwise) following the Closing Date.
(b) Event of Default. Subject to the Intercreditor Agreement, during the continuance of an Event of Default, the Administrative Agent shall have the right, at any time and without notice to the relevant Grantor or Grantors, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Certificated Stock, Pledged Debt Instruments or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.
(c) Cash Distributions with respect to Pledged Collateral. Except as provided in Article VI, such Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.
(d) Voting Rights. Except as provided in Article VI, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would cause a Default (other than any vote approving any bankruptcy or similar proceeding).
Section 5.4 Accounts. (a) [Reserved].
(b) So long as an Event of Default has occurred and is continuing (i) the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it or the Syndication Agent reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith and (ii) upon any Agent’s request, such Grantor shall furnish to the Agents reports showing reconciliations, aging and test verifications of, and trial balances for, the accounts; provided, however, that unless a Default shall be continuing, the Agents collectively shall request no more than four (4) such reports during any calendar year.
Section 5.5 Commodity Contracts. No Grantor shall have any commodity contract unless a Control Agreement has been delivered in accordance with the Credit Agreement.
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Section 5.6 Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper. (a) If any amount in excess of $1,000,000, individually or in the aggregate, payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with Section 5.3(a) and in the possession of the First Lien Agent (if prior to the First Lien Termination Date) or the Administrative Agent (if otherwise), such Grantor shall notify the Agents and, upon the request of the Syndication Agent, mark all such instruments and tangible chattel paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Administrative Agent under the First Lien Guaranty and Security Agreement, and Cortland Capital Market Services LLC, as Administrative Agent under the Second Lien Guaranty and Security Agreement” and, at the request of the Syndication Agent, shall promptly (and in any event, within fifteen (15) Business Days of such request) deliver such instrument or tangible chattel paper to the First Lien Agent (if prior to the First Lien Termination Date) or the Administrative Agent (if otherwise), duly indorsed in a manner reasonably satisfactory to the Syndication Agent.
(b) Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any Person other than the Administrative Agent and the First Lien Agent.
(c) If such Grantor is or becomes the beneficiary of a letter of credit that is (i) not a supporting obligation of any Collateral and (ii) in excess of $1,000,000, such Grantor shall promptly, and in any event within five (5) Business Days (or such longer period as the Syndication Agent may agree in its sole discretion) after becoming a beneficiary, notify the Agents thereof and, at the request of the Syndication Agent and subject to the Intercreditor Agreement, use commercially reasonable efforts to assign such letter-of-credit rights to the Administrative Agent and such assignment shall be sufficient to grant control to the Administrative Agent for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC).
(d) If any amount in excess of $1,000,000 in the aggregate payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall, upon the request of the Syndication Agent and subject to the Intercreditor Agreement, take all steps reasonably necessary to grant the Administrative Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
Section 5.7 Intellectual Property. (a) Within sixty (60) days after any change to Schedule 7 for such Grantor, such Grantor shall provide the Agents notification thereof and, if requested, the short-form intellectual property agreements and assignments as described in this Section 5.7 and other documents that any Agent reasonably requests with respect thereto.
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(b) Such Grantor shall (and shall cause all its licensees to) (i) (1) continue to use each Trademark included in the Material Intellectual Property to the extent required by applicable Requirements of Law in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) maintain substantially the same (or higher) standards of quality of products and services offered under such Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends to the extent necessary to maintain such Trademark and preserve all available remedies, and (4) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest (subject to the qualification of Section 4.2) in such other Trademark pursuant to this Agreement and (ii) not knowingly do any act or knowingly omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) may become invalidated, impaired or harmed in any way, (x) any Patent included in the Material Intellectual Property may become forfeited, unenforceable, abandoned or dedicated to the public, (y) any material portion of the Copyrights included in the Material Intellectual Property may become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.
(c) Such Grantor shall notify the Agents promptly (but in any event within thirty (30) days) if it knows that any application or registration for any Material Intellectual Property owned by or exclusively licensed to such Grantor may become forfeited, unenforceable or abandoned (other than patents at the end of their statutory term), or of any materially adverse determination in any proceeding against such Grantor regarding the validity or enforceability or such Grantor’s ownership of, interest in, right to use, register, own or maintain any Material Intellectual Property (other than office actions issued in the ordinary course of prosecution of any pending applications for registration of other Material Intellectual Property). Such Grantor shall take all actions that are necessary, as determined in its reasonable business judgment, or reasonably requested by the Syndication Agent to pursue each application (and to obtain the relevant registration or recordation) and to maintain the validity and enforceability of each registration included in the Material Intellectual Property.
(d) Such Grantor shall not knowingly do any act or knowingly omit to do any act to infringe, misappropriate or dilute the Intellectual Property of any other Person in any material respect. In the event that, after the Closing Date, any Material Intellectual Property of such Grantor is or has, to the knowledge of such Grantor, been infringed, misappropriated or diluted by a third party, such Grantor shall take such action as it reasonably deems appropriate under the circumstances in response thereto, including promptly bringing suit and recovering all damages therefor.
(e) Such Grantor shall execute and deliver to the Agents the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Copyrights, Trademarks and Patents for filing in the Applicable IP Office.
Section 5.8 Notices. Subject to Section 5.7(a), such Grantor shall promptly notify the Agents in writing of its acquisition of any interest hereafter in personal property with an aggregate value in excess of $1,000,000 constituting Collateral that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.
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Section 5.9 Notice of Commercial Tort Claims. Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim other than commercial tort claims with an asserted value less than $1,000,000 (whether from another Person or because such commercial tort claim shall have come into existence), (i) such Grantor shall, promptly (and in any event, within five (5) Business Days) upon such acquisition, deliver to the Agents, in each case in form and substance reasonably satisfactory to the Syndication Agent, a notice of the existence and nature of such commercial tort claim and a supplement to Schedule 1 containing a specific description of such commercial tort claim, (ii) Section 3.1 shall apply to such commercial tort claim and (iii) such Grantor shall execute and deliver to the Agents, in each case in form and substance reasonably satisfactory to the Syndication Agent, any document, and take all other action, deemed by the Syndication Agent to be reasonably necessary for the Administrative Agent to obtain, on behalf of the Lenders, a perfected security interest having at least the priority set forth in Section 4.2 in all such commercial tort claims. Any supplement to Schedule 1 delivered pursuant to this Section 5.9 shall, after the receipt thereof by the Agents, become part of Schedule 1 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.
Section 5.10 Deposit and Securities Accounts. If such Grantor opens a deposit or securities account other than those listed on Schedule 6 and subject to the limitations with respect to restrictions on deposit accounts and securities accounts set forth in Section 7.11 of the Credit Agreement, such Grantor shall, within thirty (30) days after opening such account, deliver (i) a written supplement to Schedule 6 and (ii) a Control Agreement in accordance with Section 7.11(a) of the Credit Agreement.
Section 5.11 Compliance with Credit Agreement. Such Grantor agrees to comply with all covenants and other provisions applicable to it under the Credit Agreement, including Sections 2.17 (Taxes), 11.3 (Costs and Expenses) and 11.4 (Indemnities) of the Credit Agreement and agrees to the same submission to jurisdiction as that agreed to by the Borrower in the Credit Agreement.
ARTICLE VI
REMEDIAL PROVISIONS
Section 6.1 Code and Other Remedies. (a) UCC Remedies. Subject to the Intercreditor Agreement, during the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law.
(b) Disposition of Collateral. Without limiting the generality of the foregoing, subject to the Intercreditor Agreement, the Administrative Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by applicable law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on the Administrative Agent’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) Sell, grant an option or options to purchase and deliver any Collateral (and enter into Contractual Obligations
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to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other applicable Requirements of Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Notwithstanding anything to the contrary herein, the Administrative Agent shall not assign or otherwise dispose of any Trademark owned by any Grantor without assigning the assets and goodwill of the business associated therewith and any such assignment without doing so shall be null and void.
(c) Management of the Collateral. Each Grantor further agrees that, subject to the Intercreditor Agreement, during the continuance of any Event of Default, (i) at the Administrative Agent’s request, it shall assemble all or part of the tangible Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, the Administrative Agent also has the right to require that each Grantor store and keep any Collateral pending further action by the Administrative Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Administrative Agent is able to Sell any Collateral, the Administrative Agent shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent and (iv) the Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Administrative Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Administrative Agent.
(d) Application of Proceeds. Subject to the Intercreditor Agreement, the Administrative Agent shall apply the cash proceeds of any action taken by it pursuant to this Section 6.1, after deducting all reasonable documented and out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable and documented attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, as set forth in the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any Requirement of Law, need the Administrative Agent account for the surplus, if any, to any Grantor.
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(e) Direct Obligation. Neither the Administrative Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Loan Party or any other Person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of the Administrative Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Requirement of Law. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed Sale of any Collateral shall be a Requirement of Law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such Sale.
(f) Commercially Reasonable. To the extent that applicable Requirements of Law impose duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent to do any of the following:
(i) fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by the Administrative Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;
(ii) fail to obtain Permits, or other consents, for access to any Collateral to Sell or for the collection or Sale of any Collateral, or, if not required by other Requirements of Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral;
(iii) fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;
(iv) advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;
(v) exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Administrative Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;
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(vi) dispose of assets in wholesale rather than retail markets;
(vii) disclaim disposition warranties, such as title, possession or quiet enjoyment; or
(viii) purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of any Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of any Collateral.
Each Grantor acknowledges that the purpose of this Section 6.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Secured Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.1. Without limitation upon the foregoing, nothing contained in this Section 6.1 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement, the other Loan Documents or by applicable Requirements of Law in the absence of this Section 6.1.
(g) IP Licenses. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 6.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, Sell or grant options to purchase any Collateral) at and during the continuation of such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, (i) an irrevocable (until the Termination Date), nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property (with respect to Trademarks, subject to reasonable quality control in favor of such Grantor) now owned or hereafter acquired by such Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software used for the compilation or printout thereof and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by such Grantor; provided that no such license shall be granted with respect to any Excluded Assets.
(h) Additional Rights of the Administrative Agent. For the avoidance of doubt, each of the Grantors party hereto and each of the Secured Parties, by their acceptance of the benefits of this Agreement, agree, to the fullest extent permitted by applicable Requirements of Law and subject to the Intercreditor Agreement, that the Administrative Agent shall have the right to “credit bid” any or all of the Secured Obligations in connection with any sale or foreclosure proceeding in respect of the Collateral, including without limitation, sales occurring pursuant to Section 363 of the Bankruptcy Code or included as party of any plan subject to confirmation under Section 1129(b)(2)(A)(iii) of the Bankruptcy Code.
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Section 6.2 Accounts and Payments in Respect of General Intangibles. (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, but subject to the Intercreditor Agreement, if required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles that are Collateral, when collected by any Grantor, shall be promptly (and, in any event, within five (5) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in a Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in Section 6.4. Until so turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Each such deposit of proceeds of accounts and payments in respect of general intangibles that are Collateral shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
(b) Subject to the Intercreditor Agreement, at any time during the continuance of an Event of Default:
(i) each Grantor shall, upon the Administrative Agent’s request, deliver to the Administrative Agent all original and other documents evidencing, and relating to, the Contractual Obligations and transactions that gave rise to any account or any payment in respect of general intangibles that are Collateral, including all original orders, invoices and shipping receipts (or, to the extent originals are not available, copies of such documents) and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent;
(ii) the Administrative Agent may, without notice, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles that are Collateral or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any account or amounts due under any general intangible that is Collateral. In addition, the Administrative Agent may at any time enforce such Grantor’s rights against such account debtors and obligors of general intangibles that are Collateral; and
(iii) at the request of the Administrative Agent, each Grantor shall take all actions, deliver all documents and provide all information necessary or reasonably requested by the Administrative Agent to ensure any Internet domain name is registered.
(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Loan Document or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.
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Section 6.3 Pledged Collateral. (a) Voting Rights. Subject to the Intercreditor Agreement, during the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
(b) Proxies. In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, subject to the Intercreditor Agreement, (i) during the existence of an Event of Default, each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the Termination Date.
(c) Authorization of Issuers; Dividends and Distributions. Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and the other Loan Documents and each Grantor agrees that such issuer shall be fully protected from Liabilities to such Grantor in so complying and (ii) following the occurrence of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, subject to the Intercreditor Agreement, pay all dividends and make all other payments, distributions, redemptions and returns of capital with respect to the Pledged Collateral directly to the Administrative Agent.
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WESTWOOD ONE, INC.

Section 6.4 Proceeds to be Turned over to and Held by Administrative Agent. Unless otherwise expressly provided in the Credit Agreement or this Agreement and subject to the Intercreditor Agreement, at any time after the occurrence and during the continuance of an Event of Default, all proceeds of any Collateral received by any Grantor hereunder in cash or Cash Equivalents shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by any Grantor, be turned over to the Administrative Agent in the exact form received (with any necessary endorsement). All such proceeds of Collateral and any other proceeds of any Collateral received by the Administrative Agent in cash or Cash Equivalents shall be held by the Administrative Agent in a Cash Collateral Account. All proceeds being held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.
Section 6.5 Registration Rights. (a) Subject to the Intercreditor Agreement, if, in the opinion of the Administrative Agent, it is necessary or advisable to Sell any portion of the Pledged Collateral following the occurrence and during the continuance of an Event of Default by registering such Pledged Collateral under the provisions of the Securities Act of 1933 (the “Securities Act”), each relevant Grantor shall cause the issuer thereof to do or cause to be done all acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Pledged Collateral or that portion thereof to be Sold under the provisions of the Securities Act, all as directed by the Administrative Agent in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and in compliance with the securities or “Blue Sky” laws of any jurisdiction that the Administrative Agent shall designate.
(b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to this Section 6.5 valid and binding and in compliance with all applicable Requirements of Law. Each Grantor further agrees that a breach of any covenant contained in this Section 6.5 will cause irreparable injury to the Administrative Agent and other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.
Section 6.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency. Each Grantor waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Collateral by Administrative Agent.
Section 6.7 FCC Licenses. (a) Notwithstanding anything herein to the contrary, to the extent this Agreement or any other Loan Document purports to require any Grantor to grant to the Administrative Agent, on behalf of itself and the other Secured Parties, a Lien or Liens on any of the FCC Licenses of such Grantor, the Administrative Agent, for the benefit of itself and the other Secured Parties, shall only have a Lien or Liens on such FCC Licenses at such times and to the extent that a Lien or Liens, as the case may be, on such FCC Licenses is permitted under applicable Requirements of Law, but the Administrative Agent, for the benefit of itself and the other Secured Parties, shall have Liens, to the maximum extent permitted by law, on all rights incident or appurtenant to such FCC Licenses and, subject to the Intercreditor Agreement, the right to receive all proceeds derived from or in connection with the Sale of such FCC Licenses or the facilities authorized by such FCC Licenses to which such FCC Licenses are assigned. Notwithstanding anything to the contrary set forth herein, the Administrative Agent, for the benefit of itself and the other Secured Parties, agrees that to the extent prior FCC approval is required pursuant to the Communications Laws for (a) the operation and effectiveness of any grant, right or remedy hereunder or under any other Loan Document or (b) taking any action that may be taken by the Administrative Agent hereunder or under any other Loan Document, such grant, right, remedy or actions will be subject to such prior FCC approval having been obtained by or in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties. Each of the Grantors executing this Agreement agrees that, upon the occurrence and during the continuance of an Event of Default and the acceleration of all or any portion of the Obligations pursuant to the provisions of the applicable Loan Documents, and at the Administrative Agent’s request, subject to the Intercreditor Agreement, such Grantor shall promptly file, or cause to be filed, such applications for approval and shall take all other and further actions reasonably required by the Administrative Agent, on behalf of and for the benefit of itself and the other Secured Parties, to obtain such FCC approvals or consents as are reasonably necessary to transfer ownership and control to the Administrative Agent or trustee or other fiduciary acting in lieu of the Administrative Agent in order to ensure compliance with Section 310(b) and 310(d) of the Communications Act and any other provision of the Communications Laws, on behalf and for the benefit of the Administrative Agent and the other Secured Parties, or their successors or assigns, of the FCC Licenses held by it.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(b) Subject to the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, each Grantor shall, and, if applicable, shall cause each of its Subsidiaries to, take any action which the Administrative Agent may reasonably request in the exercise of its rights and remedies under this Agreement and the other Loan Documents in order to transfer or assign any Collateral to the Administrative Agent for the benefit of itself and the other Secured Parties or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing.
(c) To enforce the provisions of this Section 6.7, the Administrative Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Each Grantor agrees to, and, if applicable, shall cause each of its Subsidiaries to agree to, cooperate with any such purchaser and with the Administrative Agent in the preparation, execution and filing of any forms and providing any information that may be necessary in obtaining the consent of the FCC or any other Governmental Authority to the assignment to such purchaser of the Collateral, provided that no such filing of any application with the FCC shall be made unless and until an Event of Default has occurred and is continuing and unless the Administrative Agent’s enforcement actions giving rise thereto are in accordance with the Intercreditor Agreement. Subject to the Intercreditor Agreement, each Grantor agrees to, and, if applicable, shall cause each of its Subsidiaries to, consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and without limiting any rights of the Administrative Agent or any other Secured Party under any Loan Document, to authorize the Administrative Agent to nominate a trustee or receiver selected by the Administrative Agent to assume control of the Collateral, subject only to required judicial, FCC or other consents required by any Governmental Authority, in order to effectuate the transactions contemplated by this Section 6.7. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Administrative Agent, as applicable, under this Agreement. Each Grantor agrees to, and, if applicable, shall cause each of its Subsidiaries to, cooperate to the extent necessary to obtain the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing. Subject to the Intercreditor Agreement, each Grantor agrees to, and, if applicable, shall use commercially reasonable efforts to cause each of its Subsidiaries to take all actions reasonably necessary to obtain all approvals, authorizations, consents or waivers necessary to transfer ownership and control of the FCC Licenses to any trustee, receiver or bona fide purchaser on behalf of the Administrative Agent or the Secured Parties, including (i) the prompt filing of all applications with the FCC or the other applicable Governmental Authorities following the occurrence and during the continuance of an Event of Default and the acceleration of all or any portion of the Obligations, and (ii) assisting in obtaining all approvals, authorizations, consents or waivers necessary for the transactions contemplated by this Agreement. Such actions shall include, without limitation, providing to the Administrative Agent any FCC registration numbers, tax identification numbers, account numbers and passwords for the FCC’s CDBS electronic filing system.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(d) Without limiting the obligations of any Grantor hereunder in any respect, each Grantor further agrees that if it, or any of its Subsidiaries, upon the occurrence and during the continuation of an Event of Default, should fail or refuse to comply with this Section 6.7 for any reason whatsoever (other than for the reason that the action is in contravention of the Intercreditor Agreement), without limitation, including any refusal to execute and file any completed application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Administrative Agent or any other Secured Party hereunder or under any Loan Document, each Grantor agrees that such application may be executed and filed on such Grantor’s behalf by the clerk of any court of competent jurisdiction without notice to such Grantor pursuant to court order; provided that no such filing of any application with the FCC shall be made unless and until an Event of Default has occurred and is continuing.
In connection with this Section 6.7, each of the Administrative Agent and the other Secured Parties shall be entitled to rely in good faith upon an opinion of outside FCC counsel of the Administrative Agent’s choice with respect to any such assignment or transfer, whether or not such advice rendered is ultimately determined to have been accurate.
ARTICLE VII
THE ADMINISTRATIVE AGENT
Section 7.1 Administrative Agent’s Appointment as Attorney-in-Fact. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any Related Person thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to, upon the occurrence and during the continuance of an Event of Default, but subject to the Intercreditor Agreement, take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of the Loan Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent and its Related Persons the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to, subject to the Intercreditor Agreement, do any of the following when an Event of Default shall have occurred and be continuing:
(i) in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible that is Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any account or general intangible that is Collateral or with respect to any other Collateral whenever payable;
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(ii) in the case of any Intellectual Property owned by or licensed to the Grantors (to the extent not constituting Excluded Assets), execute, deliver and have recorded any document that the Administrative Agent may request to evidence, effect, publicize or record the Administrative Agent’s security interest in such Intellectual Property and the goodwill and general intangibles that are Collateral of such Grantor relating thereto or represented thereby;
(iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof);
(iv) execute, in connection with any Sale provided for in Section 6.1 or Section 6.5, any document to effect or otherwise necessary or appropriate in relation to evidence the Sale of any Collateral; or
(v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask for or demand, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes that are related to Collateral and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Intellectual Property owned by the Grantors or any IP Licenses of the Grantors (to the extent not constituting Excluded Assets) throughout the world on such terms and conditions and in such manner as the Administrative Agent shall in its sole discretion determine (except, with respect to Trademarks, subject to reasonable quality control in favor of such Grantor), including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, Sell, grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes and do, at the Administrative Agent’s option, at any time or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon any Collateral and the Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do.
(b) Subject to the Intercreditor Agreement, if any Grantor fails to perform or comply with any Contractual Obligation contained herein during the existence of an Event of Default, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(c) The reasonable, documented and out-of-pocket expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate set forth in Section 2.9 (Interest) of the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on written demand.
(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done in accordance with this Section 7.1 and in accordance with the Intercreditor Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released or until revoked by the Administrative Agent.
Section 7.2 Authorization to File Financing Statements. Each Grantor authorizes each of the Agents and their Related Persons, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Syndication Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement, and such financing statements and amendments may describe the Collateral covered thereby as “all assets of the debtor”. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
Section 7.3 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any inquiry respecting such authority.
Section 7.4 Duty; Obligations and Liabilities. (a) Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interest in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Related Persons shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. In addition, the Administrative Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by the Administrative Agent in good faith.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(b) Obligations and Liabilities with respect to Collateral. No Secured Party and no Related Person thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers. The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Reinstatement. Each Grantor agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent such payment or repayment is annulled, avoided, set aside, rescinded, invalidated, refunded or repaid, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered in connection with the foregoing payment, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 8.2 Release of Collateral. (a) At the time the conditions set forth in clause (b)(iii) of Section 10.10 (Release of Collateral or Guarantors) of the Credit Agreement are satisfied, the Collateral shall be immediately and automatically released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall immediately and automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall immediately and automatically revert to the Grantors. Each Grantor is hereby authorized to file UCC terminations and any other documentation reasonably approved by the Syndication Agent at such time evidencing the termination of the Liens so released. At the request of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
(b) If the Administrative Agent shall be directed or permitted pursuant to clause (i) or (ii) of Section 10.10(b) of the Credit Agreement to release any Lien on any Collateral, such Collateral shall be immediately and automatically released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, such clauses (i) and (ii). In connection therewith, the Administrative Agent, at the request of any Grantor, shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.
(c) At the time provided in Section 10.10(a) of the Credit Agreement and at the request of the Borrower, a Grantor shall be immediately and automatically released from its obligations hereunder in the event that the conditions set forth therein are satisfied.
Section 8.3 Independent Obligations. The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation then due, without first proceeding against any other Grantor, any other Loan Party or any other Collateral and without first joining any other Grantor or any other Loan Party in any proceeding.
Section 8.4 No Waiver by Course of Conduct. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.6), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 8.5 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement; provided, however, that annexes and schedules, as applicable, to this Agreement may be supplemented or modified (but no existing provisions may be modified and no Collateral may be released, except with respect to the removal of items on the schedules in connection with a Sale of Collateral, a release of a Guarantor or a merger or acquisition, in each case, permitted under the Loan Documents, and no such supplement or modification of any schedule or annex hereto shall, in and of itself, effect a waiver of any misrepresentation or warranty, other violation of this Agreement or Event of Default unless expressly waived in writing by the Administrative Agent or Secured Parties pursuant to this Agreement and the Credit Agreement) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 1 and Annex 2, respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby. Notwithstanding anything to the contrary set forth herein, any time period for performance under this Agreement may be extended, at any time, by the Administrative Agent in writing at its sole discretion.
Section 8.6 Additional Grantors; Additional Pledged Collateral. (a) Joinder Agreements. If, at the option of the Borrower or as required pursuant to Section 7.10 of the Credit Agreement, the Borrower shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Agents a Joinder Agreement substantially in the form of Annex 2 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.
(b) Pledge Amendments. To the extent any Pledged Collateral has not been delivered as of the Closing Date, such Grantor shall deliver to the Agents a pledge amendment duly executed by the Grantor in substantially the form of Annex 1 (each, a “Pledge Amendment”). Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement.
Section 8.7 Notices. All notices, requests and demands to or upon any Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.11 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower’s notice address set forth in such Section 11.11.
Section 8.8 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agents.
Section 8.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.
Section 8.10 Severability. Any provision of this Agreement being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Agreement or any part of such provision in any other jurisdiction.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

Section 8.11 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
Section 8.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR RELATED HERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.
Section 8.13 Subordination of Intercompany Debt. (a) Each Grantor agrees that any intercompany Indebtedness or other intercompany payables or receivables, or intercompany advances directly or indirectly made by or owed to such Grantor by another Loan Party (collectively, “Intercompany Debt”), of whatever nature at any time outstanding shall be subordinate in right of payment to the prior payment in full in cash of the Obligations. Each Grantor hereby agrees that it will not following written notice by any Agent (and in any case without notice following the occurrence and during the continuance of any Event of Default under Section 9.1(e) of the Credit Agreement), while any Event of Default is continuing, accept any payment, including by any offset, on any Intercompany Debt until the Termination Date.
(b) In the event that any payment on any Intercompany Debt shall be received by a Grantor other than as permitted by this Section 8.13 prior to the Termination Date, such Grantor shall receive such payments and hold the same in trust for, segregate the same from its own assets and shall, subject to the Intercreditor Agreement, promptly pay over to, the Administrative Agent for the benefit of the Administrative Agent and the Lenders all such sums to the extent necessary so that Administrative Agent and the Lenders shall have been paid in full, in cash, all Obligations (other than contingent indemnification obligations and unasserted expense reimbursement) owed or which may become owing by such Grantor.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

(c) Subject to the Intercreditor Agreement, upon any payment or distribution of any assets of any Loan Party of any kind or character, whether in cash, property or securities by set-off, recoupment or otherwise, to creditors in any liquidation, administration, examinership or other winding-up of such Loan Party or in the event of any proceeding under the Bankruptcy Code or any similar bankruptcy laws, in which any Loan Party is a debtor, the Administrative Agent and the Lenders shall first be entitled to receive payment in full in cash, in accordance with the terms of this Agreement and the Credit Agreement, of all amounts payable under or in respect of the Obligations owing by such Loan Party, before any payment or distribution is made on, or in respect of, any Intercompany Debt, in any such proceeding under the Bankruptcy Code or any similar bankruptcy laws, to the extent necessary to pay all such Obligations owing by such Loan Party in full in cash, after giving effect to any concurrent payment or distribution to the Administrative Agent and the Lenders (or to the Administrative Agent for the benefit of the Administrative Agent and the Lenders), in each case, other than contingent indemnification obligations and unasserted expense reimbursement obligations.
Section 8.14 Intercreditor Agreement. The Administrative Agent, the First Lien Agent and the Grantors have entered into that certain Intercreditor Agreement dated as of the date hereof. To the extent any provision of this Agreement conflicts with the Intercreditor Agreement, the Intercreditor Agreement shall control. Notwithstanding anything to the contrary herein, prior to the First Lien Termination Date, (i) any delivery of Collateral required to be delivered to the Administrative Agent shall be satisfied by delivery of such Collateral to the First Lien Agent and (ii) to the extent there are conflicting instructions given to any Grantor from the Administrative Agent and the First Lien Agent, such Grantor shall follow the instructions from the First Lien Agent.
[Signature Pages Follow]
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

WESTWOOD ONE, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

WESTWOOD ONE PROPERTIES, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

WESTWOOD ONE STATIONS — NYC, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

WESTWOOD ONE RADIO, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT FOR
WESTWOOD ONE, INC.’S SECOND LIEN CREDIT AGREEMENT]

WESTWOOD ONE RADIO NETWORKS, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

WESTWOOD NATIONAL RADIO CORPORATION, as Grantor
By:	Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

VERGE MEDIA COMPANIES, LLC, as Grantor
By:	Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

VERGE MEDIA GROUP HOLDINGS, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

VERGE MEDIA INTERMEDIATE HOLDINGS, INC., as Grantor
By:	Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT FOR
WESTWOOD ONE, INC.’S SECOND LIEN CREDIT AGREEMENT]

VERGE MEDIA, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

VERGE MEDIA SOLUTIONS, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

EXCELSIOR RADIO NETWORKS, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

EXBT, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

DIAL COMMUNICATIONS GLOBAL MEDIA, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT FOR
WESTWOOD ONE, INC.’S SECOND LIEN CREDIT AGREEMENT]

TRITON NETWORK GROUP, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

EXCELSIORTM, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

TRITON MEDIA NETWORKS, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

JPN, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

TRITON RADIO NETWORK VENTURES, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT FOR
WESTWOOD ONE, INC.’S SECOND LIEN CREDIT AGREEMENT]

TRITON RADIO HOLDINGS, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

TRITON MEDIAAMERICA, INC., as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

TRITON RADIO NETWORKS, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

AMERICAN COMEDY NETWORK, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

RDG EXCELSIOR HOLDINGS, LLC, as Grantor
By:	/s/ Spencer Brown
	Name:	Spencer Brown
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT FOR
WESTWOOD ONE, INC.’S SECOND LIEN CREDIT AGREEMENT]

ACCEPTED AND AGREED as of the date first above written:

CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent

By:	/s/ Jessica J. Mead

	Name:	Jessica J. Mead
	Title:	General Counsel
[SIGNATURE PAGE TO GUARANTY AND SECURITY AGREEMENT FOR
WESTWOOD ONE, INC.’S SECOND LIEN CREDIT AGREEMENT]

ANNEX 1
TO
SECOND LIEN GUARANTY AND SECURITY AGREEMENT1
FORM OF PLEDGE AMENDMENT
THIS PLEDGE AMENDMENT, dated as of                           , 20     , is delivered pursuant to Section 8.6 of the Second Lien Guaranty and Security Agreement, dated as of October 21, 2011, by Westwood One, Inc. (the “Borrower”), the undersigned Grantor and the other Affiliates of the Borrower from time to time party thereto as Grantors in favor of Cortland Capital Market Services LLC, as administrative agent and collateral agent for the Secured Parties referred to therein (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.
The undersigned hereby agrees that this Pledge Amendment may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Sections 4.1, 4.2, 4.5 and 4.10 of the Guaranty and Security Agreement that relates to the undersigned’s Pledged Collateral hereunder is true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the date hereof as if made on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

[GRANTOR]
By:
Name:
Title:

[1]	To be used for pledge of additional Pledged Collateral by existing Grantor.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

A1-1

Annex 1-A
PLEDGED STOCK

NUMBER OF SHARES,
ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	UNITS OR INTERESTS

PLEDGED DEBT INSTRUMENTS

DESCRIPTION
ISSUER	OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

A1-2

ACKNOWLEDGED AND AGREED as of the date first above written:

CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent

By:

Name:
Title:
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

A1-3

ANNEX 2
TO
SECOND LIEN GUARANTY AND SECURITY AGREEMENT1
FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT, dated as of _____  __, 20 , is delivered pursuant to Section 8.6 of the Second Lien Guaranty and Security Agreement, dated as of October 21, 2011, by WESTWOOD ONE, INC. (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of Cortland Capital Market Services LLC, as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Secured Parties referred to therein (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named as a Guarantor and a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The undersigned hereby agrees to be bound as a Guarantor and a Grantor for the purposes of the Guaranty and Security Agreement.
The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Guaranty and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the date hereof as if made on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

[1]	To be used for addition of a new Grantor.
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

A2-1

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]
By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

By:

Name:
Title:

CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent
By:

Name:
Title:
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

A2-2

ANNEX 3
TO
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
FORM OF SECOND LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT1
THIS SECOND LIEN [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of October [_____], 2011, is made by [                    ] (the “Grantor”), in favor of Cortland Capital Market Services LLC (“Cortland”), as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below) and the other Secured Parties.
W I T N E S S E T H:
WHEREAS, pursuant to the Second Lien Credit Agreement, dated as of October 21, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Westwood One, Inc., a Delaware corporation, as the Borrower, the Lenders from time to time party thereto, Cortland, as Administrative Agent for the Lenders, and Macquarie Capital (USA) Inc., as syndication agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
[WHEREAS, the Grantor has agreed, pursuant to a Second Lien Guaranty and Security Agreement of even date herewith in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), to guarantee the Obligations (as defined in the Credit Agreement) of the Borrower;] 2 and
WHEREAS, the Grantor is party to the Guaranty and Security Agreement pursuant to which the Grantor is required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make their extensions of credit to the Borrower thereunder, the Grantor hereby agrees with the Administrative Agent as follows:
Section 1. Defined Terms. Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

[1]	Separate agreements should be executed relating to the Grantor’s respective Copyrights, Patents, and Trademarks.

[2]	To be omitted if Grantor is the Borrower.

A3-1

Section 2. Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of the Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral (which shall exclude all Excluded Assets[, including “intent-to-use” Trademark applications]3) of the Grantor (the “[Copyright] [Patent] [Trademark] Collateral”):
(a) [all of its Copyrights and all IP Licenses providing for the grant by or to such Grantor of any right under any Copyright, including, without limitation, those referred to on Schedule 1 hereto;
(b) all renewals, reversions and extensions of the foregoing; and
(c) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]
or
(a) [all of its Patents and all IP Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule 1 hereto;
(b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and
(c) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]
or
(a) [all of its Trademarks and all IP Licenses providing for the grant by or to the Grantor of any right under any Trademark, including, without limitation, those referred to on Schedule 1 hereto;
(b) all renewals and extensions of the foregoing;
(c) all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and
(d) all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

[3]	To be included in Trademark Security Agreements.

A3-2

Notwithstanding the foregoing, no grant of any security interest or lien shall be deemed granted hereunder on or in any “intent to use” Trademark application for which a statement of use has not been filed and accepted with the United States Patent and Trademark Office.]
Section 3. Guaranty and Security Agreement. The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and the Grantor hereby acknowledges and agrees that the rights and remedies of the Administrative Agent with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
Section 4. Counterparts. This [Copyright] [Patent] [Trademark] Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.
Section 5. Governing Law. This [Copyright] [Patent] [Trademark] Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[signature pages follow]

A3-3

IN WITNESS WHEREOF, the Grantor has caused this Second Lien [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [GRANTOR] as Grantor
By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

CORTLAND CAPITAL MARKET SERVICES LLC,
as Administrative Agent
By:

Name: Title:
[SIGNATURE PAGE TO SECON DLIEN [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]

A3-4

SCHEDULE I|
TO
SECOND LIEN [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT
[Copyright] [Patent] [Trademark] Registrations
A.	REGISTERED [COPYRIGHTS] [PATENTS] [TRADEMARKS]

[Include Registration Number and Date]

B.	[COPYRIGHT] [PATENT] [TRADEMARK] APPLICATIONS

[Include Application Number and Date]
SECOND LIEN GUARANTY AND SECURITY AGREEMENT
WESTWOOD ONE, INC.

A3-I